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                                                              EXHIBIT 10.42F


                    MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                               THREE BIOTECH PARK

                            NINTH AMENDMENT TO LEASE
                            ------------------------

     This NINTH AMENDMENT TO LEASE dated effective as of January 1, 1998 is between WORCESTER BUSINESS DEVELOPMENT CORPORATION ("Landlord") and ALPHA-BETA TECHNOLOGY, INC. ("Tenant") and amends the Lease dated July 10, 1990 (or July 11, 1990) between Landlord and Tenant as amended by First Amendment to Lease dated August 13, 1991, Second Amendment to Lease dated April 1, 1992, Third Amendment to Lease dated December 21, 1992, Fourth Amendment to Lease dated October 29, 1993, Fifth Amendment to Lease dated May 31, 1994, Sixth Amendment to Lease dated March 24, 1995, Seventh Amendment to Lease effective as of June 26, 1996 and Eighth Amendment to Lease effective as of December 31,1997 (collectively, the "Lease"). The purposes of this Ninth Amendment are to (i) adjust the Basic Rent, (ii) extend the term of the Lease, and (iii) amend other provisions of the Lease.

     1. AMENDMENT TO LEASE. Commencing on January 1, 1998, the terms and titles applicable to the Lease as amended by this Ninth Amendment to Lease are as set forth in the Revised Section 1.01 attached as EXHIBIT K.

     2. EXPANSION OF PREMISES. Amend Paragraph 9 of the Sixth Amendment to Lease as follows:

     (a) Delete the first sentence of Paragraph 9.1 of the Sixth Amendment to Lease in its entirety and insert in its place the following:

          Landlord agrees that commencing on January 1, 1999 and continuing throughout the Lease Term, Landlord will notify Tenant promptly after Landlord learns that any previously occupied Expansion Space is or will become available and Tenant has the option to lease the Expansion Space identified in Landlord's notice by giving Landlord notice of its exercise of the option within thirty (30) days after receipt of Landlord's notice.

     (b) Delete subclause (x) of Paragraph 9.2 of the Sixth Amendment to Lease and insert in its place the following:

          (x)  $20.90 per square foot, and

     3. SETTLEMENT OF OBLIGATION. Delete in its entirety the paragraph entitled "Settlement of Obligation" which was added to the Lease pursuant to the Sixth Amendment.

     4. RATIFICATION OF LEASE. As amended by this Ninth Amendment, the Lease is ratified and confirmed in all respects, except that this Amendment will prevail over any other provisions of the Lease which are inconsistent with this Amendment or the state of facts contemplated by this Amendment.


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     EXECUTED as a sealed instrument as of the date first above written.

LANDLORD:                             TENANT:
--------                              ------

WORCESTER BUSINESS DEVELOPMENT        ALPHA-BETA TECHNOLOGY, INC.

CORPORATION

By: /s/ John D. Hunt                  By: /s/ D. Davidson Easson, Jr.
    --------------------------            ----------------------------------
    John D. Hunt, Chairman                D. Davidson Easson, Jr., Executive
                                          Vice President and Chief Operating
                                          Officer



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                    MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                               THREE BIOTECH PARK

                                    EXHIBIT K
                                    ---------

                                       TO

                            NINTH AMENDMENT TO LEASE
                            ------------------------


     REVISED SECTION 1.01 - TERMS AND TITLES REFERRED TO. Each reference in this Lease to any of the following terms and titles incorporates the data stated for that term or title in this Revised Section 1.01:

DATE OF LEASE: July 10, 1990

LANDLORD: WORCESTER BUSINESS DEVELOPMENT CORPORATION, a Massachusetts corporation established pursuant to the provisions of Chapter 600 of the Acts of 1965, its successors and assigns.

LANDLORD'S ADDRESS: One Innovation Drive
                    Worcester, Massachusetts 01605

TENANT: ALPHA-BETA TECHNOLOGY, INC.

TENANT'S ADDRESS: One Innovation Drive
                  Worcester, Massachusetts 01605

TERM COMMENCEMENT DATE:

     (a) ORIGINAL PREMISES:                   June 1, 1991
     (b) FIRST AMENDMENT PREMISES:            December 1, 1991
     (c) SECOND AMENDMENT PREMISES:           September 1, 1992
     (d) THIRD AMENDMENT PREMISES:            May 9, 1994
     (e) SEVENTH AMENDMENT PREMISES:          July 1, 1996 or date of
                                              occupancy, if earlier

STATED EXPIRATION DATE: December 31, 2007

LAND: The parcel of land on Innovation Drive in Worcester, Worcester County, Massachusetts, shown on the plan entitled "Plan of Property Owned by Worcester Business Development Corporation, Three Biotech Park, off Plantation Street, Worcester, Massachusetts" dated January 31, 1990 and recorded with the Worcester District Registry of Deeds in Plan Book 633, Plan 79, containing a total area of
8.8048 acres, more or less, according to said plan, plus or minus any additions or deletions resulting from the change of any abutting street line.



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PREMISES:

     (a) ORIGINAL PREMISES: That portion of the second floor of the Building shown as outlined or hatched on the Lease Plan attached to the Lease as EXHIBIT B.

     (b) FIRST AMENDMENT PREMISES: That portion of the service floor of the Building shown as outlined or hatched on the Lease Plan attached to the First Amendment as EXHIBIT B-1 and labeled "First Amendment Premises."

     (c) SECOND AMENDMENT PREMISES: That portion of the second floor of the Building shown as outlined or hatched on the Lease Plan attached to the Second Amendment as EXHIBIT B-2 and labeled "Second Amendment Premises."

     (d) THIRD AMENDMENT PREMISES: Those portions of the Service Level and second floor of the Building shown as outlined or hatched on the Lease Plan attached to the Third Amendment as EXHIBIT B-3 and labeled "Third Amendment Premises."

     (e) SEVENTH AMENDMENT PREMISES: That portion of the first floor of the Building shown as outlined or hatched on the Lease Plan attached to the Seventh Amendment as EXHIBIT B-7 and labeled "Seventh Amendment Premises."

RENTABLE AREA OF THE PREMISES:

     (a) Original Premises                    15,033 sq. ft.
     (b) First Amendment Premises              2,957 sq. ft.
     (c) Second Amendment Premises             8,483 sq. ft.
     (d) Third Amendment Premises              4,269 sq. ft.
     (e) Seventh Amendment Premises            7,544 sq. ft.
                                              ------
     TOTAL                                    38,286 sq. ft.

RENTABLE AREA OF THE BUILDING:               114,000 square feet

TENANT'S SHARE:

     (a) Original Premises                      13.2%
     (b) First Amendment Premises                2.6%
     (c) Second Amendment Premises               7.4%
     (d) Third Amendment Premises                3.7%
     (e) Seventh Amendment Premises              6.7%
                                                ----
     TOTAL                                      33.6%

DESIGN START DATE: Not Applicable

LEASE TERM: Sixteen (16) Lease Years and seven (7) months, commencing on June 1, 1991 and ending on December 31, 2007.


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BASIC RENT:

   January 1, 1998 through December 31, 1999

   Per square foot of Rentable Area:                                    $16.00
   Annual:                                                         $612,600.00
   Monthly Installment:                                             $51,050.00


   January 1, 2000 through December 31, 2001

   Per square foot of Rentable Area:                                    $18.00
   Annual:                                                         $689,150.00
   Monthly Installment:                                             $57,429.17

   January 1, 2002 through December 31, 2003

   Per square foot of Rentable Area:                                    $20.00
   Annual:                                                         $765,720.00
   Monthly Installment:                                             $63,810.00

   January 1, 2004 through December 31, 2005

   Per square foot of Rentable Area:                                    $22.00
   Annual:                                                         $842,292.00
   Monthly Installment:                                             $70,191.00

   January 1, 2006 through December 31, 2007

   Per square foot of Rentable Area:                                    $24.00
   Annual:                                                         $918,864.00
   Monthly Installment:                                             $76,557.00



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FIXED RENTAL PERIOD: Not Applicable

ESTIMATED OPERATING EXPENSES: Not Applicable

ESTIMATED TAXES: Not Applicable

INITIAL MONTHLY PAYMENT: Not Applicable

SECURITY DEPOSIT: Not Applicable

GUARANTOR: Not Applicable

PERMITTED USE: Research and development, general office and limited light manufacturing including, but not limited to, production of microbial and yeast compounds for product development and sale.



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